                                                        EXHIBIT 20(c)
                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1997-A
              As of and for the year ended September 30, 2000

Investor Allocation Percentage                          98.00%
Principal Distributions
Class A1                                                 0.00
Class A2                                       650,000,000.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     650,000,000.00

Principal Allocations
Class A1                                                 0.00
Class A2                                       650,000,000.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     650,000,000.00

Interest Distributions
Class A1                                                 0.00
Class A2                                        41,274,999.97
Class A3                                         4,692,375.00
Class B                                          4,984,875.00
                                             ----------------
     Total                                      50,952,249.97

Interest Allocations
Class A1                                                 0.00
Class A2                                        37,835,416.63
Class A3                                         4,692,375.00
Class B                                          4,984,875.00
                                             ----------------
     Total                                      47,512,666.63

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                           391,031.25
Class B                                            415,406.25
                                             ----------------
     Total                                         806,437.50

Outstanding Principal Balance
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                        72,750,000.00
Class B                                         73,850,000.00
                                             ----------------
     Total                                     146,600,000.00

                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1997-A
               As of and for the year ended September 30, 2000

Reimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                        29,464,788.89
Class A3                                         6,297,846.09
Class B                                          6,394,176.67
                                             ----------------
     Total                                      42,156,811.65

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                                 0.00
Class A2                                         2,493,590.19
Class A3                                           727,345.40
Class B                                            738,435.98
                                             ----------------
     Total                                       3,959,371.57

Distributions To Transferor                     40,074,033.48
Allocations To Transferor                                0.00
Aggregate Net Investment Value                 215,479,303.46
Payments Ahead                                   2,980,508.14
Change in Payments Ahead from the
     previous year - increase/(decrease)           (29,506.55)
Servicer Advances                                1,403,044.15
Change in Servicer Advances from
     previous year - increase/(decrease)        (2,093,531.47)

Reserve Fund                                    54,481,994.72
Cumulative Withdrawals from the Reserve Fund    38,192,632.15
Amounts Reimbursed to the Reserve Fund          38,192,632.15
Maturity Advances Outstanding                   62,908,778.08